UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SINTX TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No 1. to the Schedule 14-A Definitive Proxy Statement previously filed on October 25,2023, is being filed solely to:

(1) correct the number of shares of our Common Stock outstanding and entitled to vote as of October 18, 2023, the record date, to 4,246,212

and

(2) correct the number of shares that must be present to constitute a quorum to 1,415,404 shares.

No other changes have been made.

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

ANNUAL MEETING OF STOCKHOLDERS

December 5, 2023

NOTICE OF MEETING

The annual meeting of the stockholders of SINTX Technologies, Inc., a Delaware corporation, will be held at 10:30 a.m., local time, on December 5, 2023.

The Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/SINT2023.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2026 or until their respective successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2023;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve an amendment to our 2020 Equity Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under the plan from 19,029 to 1,319,029; and

5.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders at the close of business on October 18, 2023 (the “Record Date”) are entitled to vote in person or by proxy at the annual meeting and any adjournments or postponements thereof.

IF YOU PLAN TO ATTEND:

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our stockholders and the Company. You will be able to attend the Annual Meeting online and vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SINTX2023. To be admitted to the Annual Meeting you must have your control number available and follow the instructions found on your proxy card or voting instruction form. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting.

/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer

October 26, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held December 5, 2023:

The proxy statement, proxy card, notice of annual meeting, and annual report to shareholders are available at

www.proxyvote.com or from our Investor Relations website at https://ir.sintx.com/annual-shareholder-materials.

2

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 5, 2023

This proxy statement is provided to stockholders of SINTX Technologies, Inc. (the “Company”) in connection with the annual meeting of stockholders to be held December 5, 2023 at 10:30 A.M. (Mountain Time) and any adjournments or postponements of the annual meeting. The Annual Meeting will be held in a virtual-only meeting format at www.virtualshareholdermeeting.com/SINT2023.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about October 26, 2023, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2023.

ABOUT THE MEETING, VOTING, STOCKHOLDER PROPOSALS

AND COMPANY INFORMATION

3

Q: Why did I receive this proxy statement?

A: The Board of Directors is soliciting your proxy to vote at the annual meeting because you were a holder of the Company’s shares of common stock, par value $0.01 per share (“Common Stock”) at the close of business on October 18, 2023, the record date, and are entitled to vote at the annual meeting. The annual meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2026 or until their respective successors are elected and qualified;

2.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2023;

3.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

4.	to approve an amendment to our 2020 Equity Incentive Plan to increase the authorized number of shares of common stock of the Company issuable under all awards granted under the plan to 1,319,029; and

5.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the Proposals to be voted on at the annual meeting, the voting process and certain other required information.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Common Stock are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain an additional set of proxy materials?

A: All stockholders may write to us at the following address to request an additional copy of these materials:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

Additionally, this proxy statement and notice of annual meeting are all available free of charge on our website at http://investors.sintx.com/annual-meetings-proxies or www.proxyvote.com.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this proxy statement and a proxy card have been sent directly to you by the Company.

4

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the annual meeting.

Q: How do I vote?

A: You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By Internet. If you are a stockholder of record, you may vote on the Internet using the instructions in the enclosed proxy card. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

●	Online at the meeting. All stockholders may vote in person at the annual meeting. Because the Annual Meeting is being held virtually you may vote your shares online at the meeting if you are a stockholder of record. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election when you vote at the annual meeting.

Q: What can I do if I change my mind after I vote my shares?

A: If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the annual meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the annual meeting will not, by itself, revoke a proxy.

Q: What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A: If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board of Director’s recommendations, “FOR” the approval of Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4, and “FOR” Proposal No. 5.

Q: Can my broker vote my shares for me without my instructions?

A: Your broker or nominee will have discretionary authority to vote your shares with respect to “routine” proposals such as Proposal No. 2. Proposals Nos. 1, 3, 4 and 5 are not considered routine and your broker or nominee will not have discretionary authority to vote your shares on those proposals without your direction. Please provide voting instructions on the proposals described herein so your vote can be counted.

5

Q: Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the annual meeting?

A: If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5, but will be authorized to vote on Proposal No. 2.

Q: What are the voting requirements with respect to each of the Proposals?

A: Proposal No. 1. The two nominees for Class III directors receiving the highest number of votes will be elected as Class II directors. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

Proposal No. 2. This proposal requires the affirmative vote of a majority of the votes cast. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 3. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 3. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 4. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 4. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 5. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 5. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms may have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Q: How many votes do I have?

A: As of October 18, 2023, the record date, there were 4,246,212 shares of our Common Stock outstanding and entitled to vote. Each share of our Common Stock that you own entitles you to one vote.

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, B. Sonny Bal and David O’Brien, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one-third of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 1,415,404 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, the chairperson of the Annual Meeting may adjourn the Annual Meeting.

6

Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a stockholder of SINTX as of the close of business on October 18, 2023, the record date, or if you hold a valid proxy for the annual meeting. The Annual Meeting will be held on December 5, 2023, at 10:30 am Mountain Time in a virtual format online by accessing www.virtualshareholdermeeting.com/SINT2023.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the annual meeting.

Q: What is the deadline for voting my shares?

A: If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting, except that proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on December 4, 2023.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the annual meeting only if at the annual meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SINTX or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q: What is a broker non-vote?

A: A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans, the approval of, and amendments to by-laws and corporate charter documents and change in corporate domicile. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the annual meeting for the purpose of transacting business.

Q: What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our amended and restated bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have the effect of a vote “against” Proposal 2, 3, 4 and 5.

7

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final voting results in a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The cost of this solicitation is being borne by SINTX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Company’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to banks, brokerage firms, custodians and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited on our behalf by our directors, officers and regular employees by telephone or other means. There will be no special or additional compensation for these services. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet access providers, which must be borne by the stockholder. At this time, we have not retained the services of a professional solicitation firm, though we may decide to do so at a later date.

Q: What if I have questions for the Company’s transfer agent?

A: Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

American Stock Transfer & Trust Company LLC

6201 15th Ave

Brooklyn NY 11219

1-800-937-5449

help@astfinancial.com

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, please contact:

SINTX Technologies, Inc.

188 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

Q: How does the Board recommend I vote my shares?

A: The Board recommends a vote FOR each nominee for election to the Board and FOR approval of Proposals numbered 2, 3, 4, and 5.

Q: How can I bring business to be presented from the floor of the annual meeting?

A: Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.

8

Q: How can Stockholders recommend a candidate for election to the Board?

A: Stockholders who wish to recommend a candidate for election to our Board should write to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, stating in detail the qualifications of a candidate for consideration by the Board. Additionally, our corporate Bylaws contain a detailed description of the process that must be followed by a stockholder in order to properly nominate a candidate for election to our Board. Information on how to obtain a copy of our Bylaws is provided below. In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. The Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Q: How can I communicate with the Board?

A: Stockholders interested in communicating directly with our Board may do so by writing to: Board of Directors, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors. Concerns relating to accounting, internal controls, or auditing matters are immediately forwarded to the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Chairman of the Audit Committee.

Q: Will the Board attend the Annual Meeting?

A: We encourage attendance by members of the board and senior executives, but attendance is not required.

Q: How can a stockholder submit a Stockholder Proposal for inclusion in the 2024 Proxy Statement; Discretionary Voting

A: Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Proxy Statement for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than June 27, 2024, which is 120 calendar days prior to the anniversary date of when our Proxy Statement was released to stockholders in connection with the 2023 Annual Meeting. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2024 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2024 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Current Report on Form 8-K, filed on October 1, 2021. You may also obtain a copy by writing to our Corporate Secretary, at SINTX Technologies, Inc., 1885 W 2100 S, Salt Lake City, UT 84119.

9

Q: Where can I find More Information on SINTX

Our corporate website is http://www.sintx.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is http://www.sec.gov.

Directors and Officers

Directors

The following table sets forth the names, ages, and positions with SINTX for each of our directors.

Name	Age	Positions
B. Sonny Bal, M.D.	61	Chairman of the Board of Directors, President and Chief Executive Officer
David W. Truetzel	66	Director
Jeffrey S. White	69	Director
Eric A. Stookey	53	Director
Mark Froimson, M.D.	62	Director

Our Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Officers serve at the discretion of our Board. The following is information on the business experience of each director now serving and a discussion of the qualifications, attributes and skills that led to the Board of Directors’ conclusion that each one is qualified to serve as a director.

The following is a brief summary of the background of each of our directors:

Class III Directors— up for election at the 2023 Annual Meeting of Stockholders with a term expiring at the 2026 annual meeting of stockholders if re-elected.

B. Sonny Bal, M.D. has served on our Board of Directors since February 2012, as Chairman of our Board of Directors since August 2014 and as our President and Chief Executive Officer since October 2014. Dr. Bal was a tenured Professor in Orthopaedic Surgery at the University of Missouri, Columbia, and has an extensive history of research into silicon nitride ceramics. He was Adjunct Professor of Material Sciences at Missouri Science and Technology University at Rolla. Dr. Bal is a member of the American Academy of Orthopaedic Surgeons, the American Association of Hip and Knee Surgeons, and the International Society of Technology in Arthroplasty. Dr. Bal received his M.D. degree from Cornell University and an M.B.A. from Northwestern University, a J.D. from the University of Missouri, and a Ph.D. in Engineering from the Kyoto Institute of Technology in Japan. We believe that Dr. Bal’s breadth of experience and scientific expertise in silicon nitride qualifies him to serve as our Chairman, President and Chief Executive Officer.

Jeffrey S. White has served on our Board of Directors since January 2014. From January 2013 to 2018, Mr. White served as Principal at Medtech Advisory Group LLC, a firm he founded that advises early and mid-stage medical technology firms. In that capacity Mr. White has consulted MiMedx Group Inc., the leading amniotic tissue and allograft regenerative biomaterials firm since mid-2015 and served as Vice President, Product Management Strategies at MiMedix. Mr. White previously served as a director of Residency Select LLC, a company which offers psychometric assessment, training and compliance products to medical and surgical residency programs. Mr. White also served in 2014 and 2015 as President and director of Liventa Bioscience LLC, a provider of specialty amniotic tissue allografts for use in surgical and wound care applications. From May 2006 to December 2012 he served as Global Director of Business Development for Synthes Inc., a global orthopedic firm that was acquired by Johnson and Johnson in 2012. Mr. White has served as Chief Executive Officer and/or co-founder of several start-up surgical device firms and has previously held executive level positions at United States Surgical Corporation, now part of Medtronic. Mr. White holds a B.S. in Biology from Union College in Schenectady NY. We believe that Mr. White’s experience as an executive and founder of medical device companies qualifies him to serve on our Board of Directors.

10

Class II Directors - continuing directors with a term expiring at the 2025 annual meeting of stockholders.

David W. Truetzel has served on our Board of Directors since our acquisition of US Spine, Inc. in September 2010. Mr. Truetzel has been the general partner of Augury Capital Partners, a private equity fund that invests in life sciences and information technology companies, which he co-founded in 2006. Mr. Truetzel is a director of Enterprise Bank, Inc., Bonfyre, LLC, a provider of enterprise technology management solutions, Paranet, LLC, an IT services provider and ScholarPath, Inc. an educational software platform. Mr. Truetzel holds a B.S. in Business Administration from Saint Louis University and an M.B.A. from The Wharton School. We believe that Mr. Truetzel’s financial and managerial expertise qualify him to serve on our Board of Directors.

Eric A. Stookey has served on our Board of Directors since October 2014. Mr. Stookey has served as Chief Operating Officer of Osteoremedies, LLC since March of 2015. From October 2011 until August 2014, Mr. Stookey served as the President of the Extremities-Biologics division at Wright Medical Group Inc. Mr. Stookey also served in various other marketing and sales positions at Wright Medical Group Inc. since 1995, including as the Senior Vice President and Chief Commercial Officer from January 2010 to November 2011, as the Vice President North American Sales from 2007 to January 2010, as the Vice President US Sales from 2005 to 2007, as the Senior Director of Sales, Central Region, from 2003 to 2005 and as the Director of Marketing for Large Joint Reconstruction Products from 2001 to 2003. Mr. Stookey earned his M.B.A. from Christian Brothers University and his B.S. in Business from the Indiana University School of Business. We believe that Mr. Stookey’s industry and executive leadership experience qualifies him to serve on our Board of Directors.

Class I Director - continuing director with a term expiring at the 2024 annual meeting of stockholders.

Mark Froimson, M.D. has served on our Board of Directors since February 2019. Dr. Froimson is currently a Principal at Riverside Health Advisors, a consulting company that provides strategic advice and services to health care executive leaders. Dr. Froimson served as the President of the American Association of Hip and Knee Surgeons from March 2017 to March 2018. Previously, he was the Executive Vice President and Chief Clinical Officer of Trinity Health, a major national non-profit Catholic healthcare system comprising 93 hospitals in 22 states. Prior to his executive leadership position at Trinity Health, Dr. Froimson was President and Chief Executive Officer of Euclid Hospital, a Cleveland Clinic Hospital. Dr. Froimson served as a staff surgeon in the Department of Orthopedic Surgery at the Cleveland Clinic for over 16 years, during which time he held a variety of leadership positions, including President of the professional staff, Vice Chair of the Orthopedic and Rheumatologic Institute, and member of the board of governors and board of trustees. Dr. Froimson also serves on the board of directors of Pacira Biosciences, Inc., a publicly traded company on the NASDAQ Stock Market. Dr. Froimson received a B.S. in philosophy from Princeton University, an M.D. from Tulane University School of Medicine and an MBA from the Weatherhead School of Business at Case Western Reserve University.

Executive Officers

Our current executive officers and their respective ages and positions are as follows:

Name	Age	Position
B. Sonny Bal, M.D.	61	Chairman of the Board of Directors, President and Chief Executive Officer, Principal Financial Officer
David O’Brien	58	Chief Operating Officer

The following is a brief summary of the background of each of our executive officers.

11

B. Sonny Bal, M.D. has served on our Board of Directors since February 2012, as Chairman of our Board of Directors since August 2014 and as our President and Chief Executive Officer since October 2014. Dr. Bal was a tenured Professor in Orthopaedic Surgery at the University of Missouri, Columbia, and has an extensive history of research into silicon nitride ceramics. He was Adjunct Professor of Material Sciences at Missouri Science and Technology University at Rolla. Dr. Bal is a member of the American Academy of Orthopaedic Surgeons, the American Association of Hip and Knee Surgeons, and the International Society of Technology in Arthroplasty. Dr. Bal received his M.D. degree from Cornell University and an M.B.A. from Northwestern University, a J.D. from the University of Missouri, and a Ph.D. in Engineering from the Kyoto Institute of Technology in Japan. We believe that Dr. Bal’s breadth of experience and scientific expertise in silicon nitride qualifies him to serve as our Chairman, President and Chief Executive Officer.

David O’Brien has served as our Chief Operating Officer since July 2019. Mr. O’Brien previously served as the Company’s Vice President and General Manager from October 2016 to July 2019 and from March 2014 through September 2016, he held prior roles as our Vice President of Operations and Vice President of Manufacturing. Mr. O’Brien has over 30 years of experience in engineering, manufacturing, and operations leadership in advanced materials and medical device organizations. From 2005 to 2014, he fulfilled several engineering leadership roles for Covidien. From 1991 to 2005, he worked for Arnold Magnetic Technologies in the production of ceramic, powder metal and molded magnets in multiple facilities across the U.S. and in England. He has extensive experience with Lean and other Continuous Improvement initiatives. Mr. O’Brien holds an M.S. in Ceramic Engineering from the Georgia Institute of Technology, and a B.S. in Physics from the University of Texas at San Antonio.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

With the exception of Dr. Froimson, who is also on the board of directors of Pacira Biosciences, Inc., a SEC public reporting company, none of the directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Other Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

The Board and Committees

Our Board of Directors has five members. The Chairman of the Board and our Chief Executive Officer, B. Sonny Bal, MD, PhD, is a member of the Board and is a full-time employee of SINTX. David W. Truetzel, Eric A. Stookey, Jeffrey S. White, and Mark Froimson are non-employee directors, and the Board has determined that these persons (who constitute a majority of the Board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Board met ten (10) times during the year ended December 31, 2022. All directors attended more than seventy-five percent (75%) of the meetings of the Board and committee meetings of which such director was a member held during 2022.

12

In accordance with our restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the third annual meeting following such election. Our directors are divided among the three classes as follows:

●	The Class I director is Mark Froimson and his term will expire at the annual meeting of stockholders to be held in 2024.

●	The Class II directors are David W. Truetzel and Eric A. Stookey, and their terms will expire at the 2025 annual meeting of stockholders.

●	The Class III directors are B. Sonny Bal, M.D. and Jeffrey S. White, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has three permanent committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. The written charters for these committees are on our website at https://ir.sintx.com/corporate-governance. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

The following table sets forth a description of the three permanent Board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairman	Independent Members

Audit Committee	David W. Truetzel	Eric A. Stookey	Jeffrey S. White

Compensation Committee	Jeffrey S. White	David W. Truetzel	Eric A. Stookey

Governance and Nominating Committee	Eric A. Stookey	Jeffrey S. White	David W. Truetzel

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is currently comprised of the following members: Eric A. Stookey (Chairman), David W. Truetzel and Jeffrey S White. Among other items, the Corporate Governance and Nominating Committee is tasked by the Board to: (1) identify individuals qualified to serve as members of the Board and, recommend individuals to be nominated by the Board for election by the stockholders or to be appointed by the Board to fill vacancies consistent with the criteria approved by the Board; (2) develop and periodically evaluate and recommend changes to SINTX’s Corporate Governance Guidelines and Code of Ethics, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders; and (3) oversee an annual evaluation of the performance of the Board. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Corporate Governance and Nominating Committee did not meet as a separate committee in 2021, but rather, because the committee is comprised of all three independent directors, governance matters were addressed as necessary in meetings of the Board. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Corporate Governance and Nominating Committee.

Board Nominations

In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

13

The Nominating and Governance Committee has adopted a policy and procedures for shareholders to recommend nominees to the Company’s Board. The Committee will only consider qualified proposed nominees that meet the qualification standards set forth on Appendix A to the Committee’s charter available on the Company’s website at www.SINTX.com. Pursuant to the policy, only shareholders who meet minimum percentage ownership requirements as established by the Board may make recommendations for consideration by the Committee. At this time, the Board has set a minimum percentage ownership of 5% of the Company’s issued and outstanding shares of common stock for a period of at least one year. To make recommendations, a shareholder must submit the recommendation in writing by mail, courier or personal delivery to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. For each annual meeting the Committee will consider only one proposed nominee from each shareholder or shareholder group (within the meaning of Regulation 13D under the Exchange Act).

The recommendation must set forth (1) the name, address, including telephone number, of the recommending shareholder or shareholder group; (2) the number of the Company’s shares of common stock held by such shareholder and proof of ownership if the shareholder is not a holder of record; and (3) a statement that the shareholder has a good faith intention of holding the shares through the record date of the Company’s next annual meeting. For shareholder groups this information must be submitted for each shareholder in the group.

The recommendation must set forth in relation to the proposed nominee being recommended by the shareholder: (1) the information required by Items 401, 403 and 404 of Regulation S-K under the Exchange Act, (2) any material relationships or agreements between the proposed nominee and the recommending shareholder or the Company’s competitors, customers, labor unions or other persons with special interests in the Company; (3) a statement regarding the qualifications of the proposed nominee to serve on the Board; (4) a statement that the proposed nominee can fairly represent the interests of all shareholders of the Company; and (5) a signed consent by the proposed nominee to being interviewed by the Nominating and Governance Committee.

Recommendations must be made not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted not earlier than the close of business on the 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or the close of business 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

Audit Committee

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the Nasdaq Listing Rules. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of the following members: David W. Truetzel (Chairman), Eric A. Stookey and Jeffrey S White. The Audit Committee provides oversight for financial reporting matters, internal controls, and compliance with the Company’s financial policies, and meets with its auditors when appropriate. The Audit Committee did not meet as a separate committee in 2021, but rather, because the committee is comprised of all three independent directors, committee matters were addressed as necessary in meetings of the Board. The Board has determined that David W. Truetzel is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Further, the Board has determined that each of David W. Truetzel, Jeffrey S. White and Eric A. Stookey are “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Audit Committee.

Compensation Committee

The Compensation Committee of the Board is comprised of the following members: Jeffrey S. White, (Chairman), David W. Truetzel and Eric A. Stookey. The Board has determined that each of David W. Truetzel, Jeffrey S. White and Eric A. Stookey are “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee recommends to the Board for determination compensation of our executive officers, including the chief executive officer, and addresses salary and benefit matters for other key personnel and employees of the Company. The Compensation Committee did not meet as a separate committee in 2021, but rather, because the committee is comprised of all three independent directors, committee matters were addressed as necessary in meetings of the Board. The Compensation Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Compensation Committee.

14

Code of Business Conduct

The Board has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct is available on our website at https://ir.sintx.com/corporate-governance. We intend to disclose any amendments to the code or any waivers of its requirements on our website.

The Bylaws of the Company provide that no contract or transaction between SINTX and one or more of its directors or officers, or between SINTX and any other corporation, firm, association, or other organization in which one or more of its directors or officers are financially interested, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

●	the contract or transaction is fair as to SINTX as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

15

Transactions with Related Persons

We have not entered into any transactions since January 1, 2023 to which we have been a party, in which the amount involved in the transaction exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our common stock, on an as converted basis, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described above under “Executive and Director Compensation.”

Indemnification Agreements: We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Policy for Review of Related Party Transactions

We have a policy for the review of transactions with related persons as set forth in our Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which we are a participant and in which any of our directors, executive officers, shareholders holding more than 5% of our outstanding common stock, an immediate family member of any of the foregoing persons or any other person who the Board determines may be considered to be a related person has a direct or indirect material interest and which meet the threshold requirements set forth in Item 404 of Regulation S-K under the Exchange Act (typically $120,000 or more in value). All related party transactions must be reported for review by the Audit Committee pursuant to the Audit Committee’s charter.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Audit Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the Audit Committee prior to approval. No related party transaction shall be entered into prior to the completion of these procedures.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its stockholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

16

Board Diversity Matrix

The Company is committed to diversity and inclusion, and believes it is important that the Board is composed of individuals representing the diversity of our communities. The Company seeks nominees with a broad diversity of experience, professions, skills and backgrounds. The Board Diversity Matrix set forth below reports self-identified diversity statistics for the Board, as constituted prior to the Annual Meeting, in the format required by Nasdaq’s rules.

Board Diversity Matrix as of November 1, 2023

Total Number of Directors 5

Part I: Gender Identify	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	0	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic or Background	0

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance/Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct. Additionally, the Nominating Committee monitors and evaluates individual performance of board members and their qualifications to be members of the board and its committees.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2022 by its directors and executive officers.

17

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 30, 2023 by:

●	each of our current directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group;

●	each stockholder known by us to own beneficially more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of September 30, 2023, pursuant to the exercise or vesting of options or warrants or conversion of convertible promissory notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of shares beneficially owned is based on 4,208,151 shares issued and outstanding on September 30, 2023.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. The address for each director and executive officer listed is: c/o SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, Utah 84119.

Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Five Percent Stockholders:
none
Directors and Named Executive Officers:
B. Sonny Bal, M.D. (1)		*
David W. Truetzel (2)		*
Jeffrey S. White (3)		*
Eric A. Stookey (4)		*
David O’Brien (5)		*
Mark Froimson, M.D. (6)		*
All executive officers and directors as a group (6 persons)		*	%

*	Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.

(1)	Represents 110 shares of Common Stock, restricted stock units exercisable into 10 shares of Common Stock within 60 days of September 30, 2023 and options to purchase 1,596 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023.

(2)	Represents 1 shares of Common Stock and options to purchase 900 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023.

(3)	Represents options to purchase 900 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023.

(4)	Represents options to purchase 900 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023.

(5)	Represents 634 shares of Common Stock, restricted stock units exercisable into 6 shares of Common Stock within 60 days of September 30, 2023, and options to purchase 1,230 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023

(6)	Represents options to purchase 850 shares of Common Stock that are currently exercisable within 60 days of September 30, 2023.

18

EXECUTIVE AND BOARD COMPENSATION

The following discussion relates to the compensation of our “named executive officers.”

Summary Compensation Table

The following table sets forth information about certain compensation awarded or paid to our named executive officers for the 2022 and 2021 fiscal years.

Name and Principal Position	Year	Salary		Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Comp (1)	Total Compensation
B. Sonny Bal	2022	$400,000		$31,500	$-	$7,616	$62,207	$10,462	$511,784
Chief Executive Officer	2021	$400,000		$40,989	$-	$-	$38,291	$3,807	$483,087

Bryan McEntire (2)	2022	9,283	(3)	-	-	-	-	-	9,283
Chief Scientific Officer	2021	252,388		21,523	-	-	28,053	10,096	312,060

David O’Brien	2022	300,710		20,300	-	15,677	44,179	11,037	391,903
Chief Operating Officer	2021	300,000		25,279	-	7,888	28,053	8,999	370,219

(1)	Amount reflects matching of 401(k) contributions paid by us, unless otherwise noted.
(2)	Dr. McEntire retired on December 31, 2021 and is no longer an employee of the Company.
(3)	Represents final payout of accrued PTO.

Narrative Disclosure to Summary Compensation Table. We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer. The Board, on an annual basis, adopts an executive bonus payment plan that is designed to provide executive officers with annual incentive compensation based on the achievement of certain pre-established performance objectives. By utilizing a combination of objective and subjective performance factors critical to our success, this program incentivizes our executive officers to achieve results that benefit them and the Company. Performance factors include the achievement of predetermined financial performance objectives, adherence to financial discipline measures and achievement of business development, product development and long-term business stability. The Board may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

19

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding equity awards held by our named executive officers as of December 31, 2022:

	Number of Securities Underlying Unexercised Options (#)(1)			Option Exercise	Option Expiration	Number of Restricted Stock Units that have not vested	Market value of shares or units of stock that have not vested ($)
Name	Exercisable	Unexercisable		Price	Date
Sonny Bal	440	60	(2)	$47.00	4/21/2030	-	$-
	413	337	(3)	193.00	3/2/2031	32	308
	-	750	(4)	49.00	1/26/2032	214	2,074
						-	-
David O’Brien	440	60	(5)	47.00	4/21/2030	60	581
	275	225	(6)	193.00	3/2/2031	20	189
	0	500	(7)	49.00	1/26/2032	138	1,334

(1)	The options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the shares of common stock on the date of exercise.

(2)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(3)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(4)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(5)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(6)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

(7)	28% of the stock option vests on the one-year anniversary of the date of the grant and 3% per month thereafter.

401(k) Plan

We offer our executive officers, including our named executive officers, retirement benefits, including participation in our tax-qualified profit sharing plan that includes a “cash-or-deferred” (or 401(k)) feature in the same manner as other employees. The plan is intended to satisfy the requirements of Section 401 of the Internal Revenue Code. Our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and have a like amount contributed to the plan. In addition, we may make discretionary and/or matching contributions to the plan in amounts determined annually by our Board. We currently elect to match the contributions of our employees who participate in our 401(k) plan as follows: a match of 100% on the first 3% of compensation contributed by a plan participant and a match of 50% on amounts above 3%, up to 5%, of compensation contributed by a plan participant.

Potential Payments upon Termination or Change in Control

We had entered into certain agreements and maintained certain plans that may have required us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or change in control.

Pursuant to severance agreements that we have entered into with each of our named executive officers, upon the consummation of a change in control, all outstanding options, restricted stock and other such rights held by the executives will fully vest. Additionally, if a change in control occurs and at any time during the one-year period following the change in control (i) we or our successor terminate the executive’s employment other than for cause (but not including termination due to the executive’s death or disability) or (ii) the executive terminates his employment for good reason, then such executive has the right to receive payment consisting of a lump sum payment equal to two times his highest annual salary with us during the preceding three-year period, including the year of such termination and including bonus payments (measured on a fiscal year basis), but not including any reimbursements and amounts attributable to stock options and other non-cash compensation. “Change in control” is defined in the severance agreements as occurring upon: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the total voting power represented by our then outstanding voting securities (excluding securities held by us or our affiliates or any of our employee benefit plans) pursuant to a transaction or a series of related transactions which our Board did not approve; (ii) a merger or consolidation of our company, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting securities or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation; or (iii) the approval by our stockholders of an agreement for the sale or disposition of all or substantially all of our assets. As defined in the severance agreements, “cause” means: (i) the executive’s commission of a felony (other than through vicarious liability or through a motor vehicle offense); (ii) the executive’s material disloyalty or dishonesty to us; (iii) the commission by the executive of an act of fraud, embezzlement or misappropriation of funds; (iv) a material breach by the executive of any material provision of any agreement to which the executive and we are party, which breach is not cured within 30 days after our delivery to the executive of written notice of such breach; or (v) the executive’s refusal to carry out a lawful written directive from our Board. “Good reason” as defined in the severance agreements means, without the executive’s consent: (i) a change in the principal location at which the executive performs his duties to a new work location that is at least 50 miles from the prior location; or (ii) a material change in the executive’s compensation, authority, functions, duties or responsibilities, which would cause his position with us to become of less responsibility, importance or scope than his prior position, provided, however, that such material change is not in connection with the termination of the executive’s employment with us for any reason.

20

In the event that an officer entitled to receive or receives payment or benefit under the severance agreements described above, or under any other plan, agreement or arrangement with us, or any person whose action results in a change in control or any other person affiliated with us and it is determined that the total amount of payments will be subject to excise tax under Section 4999 of the Internal Revenue Code, or any similar successor provisions, we will be obligated to pay such officer a “gross up” payment to cover all taxes, including any excise tax and any interest or penalties imposed with respect to such taxes due to such payment.

Code of Business Conduct Violations

It is our policy under our Code of Business Conduct to take appropriate action against any executive officer whose actions are found to violate the Code or any other policy of SINTX. Disciplinary actions may include immediate termination of employment and, where SINTX has suffered a loss, pursuing its remedies against the executive officer responsible. SINTX will cooperate fully with the appropriate authorities where laws have been violated.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct.

Board Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2022 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(5)	Total ($)
David W. Truetzel (1)	$120,780	$-	$20,069	$140,849
Jeffrey S. White (2)	40,000	-	20,069	60,069
Eric A. Stookey (3)	40,000	-	20,069	60,069
Mark Froimson (4)	40,000	-	19,257	59,257

(1)	As of December 31, 2022 Mr. Truetzel had 900 option awards outstanding.

(2)	As of December 31, 2022 Mr. White had 900 option awards outstanding.

(3)	As of December 31, 2022 Mr. Stookey had 900 option awards outstanding.

(4)	As of December 31, 2022 Mr. Froimson had 850 option awards outstanding.

(5)	The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) 718 of awards of stock options made to non-employee directors for the fiscal year ended December 31, 2022 but excludes an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model.

The following compensation schedule sets forth compensation for non-employee directors (paid on a quarterly basis) as approved by the Board:

●	Annual Retainer of $40,000 paid in 12 equal monthly installments of $3,333 each;

●	$1,000 for each board and committee meeting attended in person;

●	$500 for each board and committee meeting attended via telephone or other remote medium; and

●	Reimbursement of reasonable expenses as supported by documentation and receipts.

A new Board appointee receives an award of 400 stock options upon appointment. Further, each non-employee member of the Board is awarded an option grant for 150 stock options on an annual basis.

The chair of the Audit Committee is paid an annual retainer of $120,000 payable in monthly increments of $10,000 each.

21

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022 relating to all of our equity compensation plans:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted- average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	12,912	(1)	$239.43	(2)	6,268
Equity compensation plans not approved by Stockholders	-		-		-
Total	12,912	(1)	$239.43	(2)	6,268

(1)	Includes options outstanding under our 2012 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Pay versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021, along with the financial information required for each fiscal year:

Year	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($) (2)(4)	Average compensation actually paid to non-CEO NEOs(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return($)	Net Income (in thousands) ($)
2022	511,784	423,232	391,903	318,467		(12,039)
2021	483,087	468,319	370,219	341,303		(9,309)

(1)	For each year shown the CEO was B. Sonny Bal.
(2)	Amounts in this column represent the “Total” column set forth in the Summary Compensation Table (“SCT”) on page 14. See the footnotes to the SCT for further detail regarding the amounts in these columns.
(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).
(4)	Non-CEO NEOs reflect the compensation of David O’Brien, COO.

22

	2022		2021
	B. Sonny Bal	Average Non-CEO NEOs	B. Sonny Bal	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$511,784	$391,903	$483,087	$370,219

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(69,823)	$(59,856)	$(38,291)	$(35,941)
Year-end fair value of unvested awards granted in the current year	$8,740	$5,776	$48,851	$32,353
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(21,486)	$(15,338)	$(22,537)	$(22,537)
Fair values at vest date for awards granted and vested in current year	$-	$-	$-	$-
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(5,983)	$(4,018)	$(2,791)	$(2,791)
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-	$-	$-	$-
Total Adjustments for Equity Awards	$(88,852)	$(73,436)	$(14,768)	$(28,916)

Compensation Actually Paid (as calculated)	$423,232	$318,467	$468,319	$341,303

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	SINTX Technologies, Inc.’s cumulative TSR; and
●	SINTX Technologies, Inc.’s Net Income

CAP vs. TSR
Compensation ($ Thousands)
$500.00
$400.00
$300.00
$200.00
$100.00
$0.00
Total Shareholder Return on $100 Invested at 12/31/2020
$0.00
-$20.00
-$40.00
-$60.00
-$80.00
-$100.00
2021
2022
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
SINT Value of $100 Invested 12/31/20

23

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class III directors are up for election this year. Accordingly, we are holding an election for our Class III directors at the Annual Meeting, with each Class III director elected to serve a three-year term.

The Board has nominated B. Sonny Bal, M.D. and Jeffrey S. White, for election as a Class III directors, for a three-year term expiring at the annual meeting of stockholders to be held in 2026 or until their successors are elected and qualified, or their earlier death, resignation or removal. If a nominee declines to serve or becomes unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as the Board may designate. The nominees have each consented to being named in the Proxy Statement and have agreed to serve if elected.

If a quorum is present, the nominees for Class III directors receiving the highest number of votes will be elected as Class III directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by each of Dr. Bal and Mr. White for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that they should serve as a member of the Board is provided elsewhere in this proxy statement in the preceding section entitled “DIRECTORS AND OFFICERS” with respect to Class III nominees, as well as the Class I and Class II directors whose terms of office will continue after the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

The Board of Directors recommends that you vote FOR the Director Nominees identified above.

24

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF TANNER LLC

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2023

The Audit Committee has selected and appointed the firm of Tanner LLC as the independent registered public accounting firm to examine our financial statements for the year ended December 31, 2023. Tanner LLC audited our 2022 and 2021 annual financial statements. We do not expect representatives of Tanner LLC to attend the annual meeting.

Ratification of the selection of Tanner LLC is not required by our Bylaws or otherwise. The Board is submitting the selection to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time after the annual meeting if it determines such a change would be in the interests of SINTX and its stockholders.

Accountant Fees and Services

The aggregate fees and expenses incurred from our principal accounting firm, Tanner LLC, for fiscal years ended December 31, 2022 and 2021, were as follows (in thousands):

	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit fees	$160,620	$127,064
Audit related fees	70,953	38,359
Total Fees	$231,573	$165,423

Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the Securities and Exchange Commission.

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements (i.e. consents and comfort letters associated with offerings) and are not reported under “Audit Fees”.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to ratify the selection of Tanner LLC.

The Board of Directors recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Commission on March 29, 2023.

The Audit Committee

David Truetzel (Chairman)
Eric Stookey
Jeffrey White

25

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2022 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval, on an advisory basis, of our compensation of our NEOs for the year ended December 31, 2022 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of SINTX Technologies, (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No.3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

26

PROPOSAL NO. 4:

TO APPROVE AN AMENDMENT OF OUR 2020 EQUITY INCENTIVE PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY ISSUABLE UNDER ALL AWARDS GRANTED UNDER SUCH PLAN TO 1,319,029.

Overview

The Board has approved an amendment to our 2020 Equity Incentive Plan (the “2020 Plan”) and is submitting this amendment proposal to the Company’s stockholders for their approval. The Board believes that the remaining number of shares of common stock of the Company authorized for issuance under the 2020 Plan is not sufficient for future granting needs. Accordingly, the proposed amendment of the Plan increases the number of shares of common stock of the Company authorized for issuance under all awards under the Plan from 19,029 to 1,319,029 shares. The Board believes that these additional shares would result in an adequate number of shares of common stock of the Company being available for grant under the Plan.

As of September 30, 2023, there were 11,909 shares of common stock of the Company subject to outstanding awards under the 2020 Plan and 6,268 shares were available for issuance under the 2020 Plan. The outstanding options had a weighted average exercise price of $120.33.

Assuming the maximum shares are earned by participants on outstanding awards, as of September 30, 2023, there were no shares available for future grants under the existing plan. The Compensation Committee has determined that, in order to ensure that there are shares available for issuance under our equity incentive plans to meet our needs for future grants during the coming years, a new tranche of shareholder-approved shares is necessary to continue granting incentives and reward opportunities to eligible individuals while assisting us in retaining a competitive edge in today’s competitive business environment.

The Company believes approval of the amendment to the 2020 Plan will give us flexibility to continue to make awards permitted under the Plan over the next three years in amounts determined appropriate by the Compensation Committee, which will administer the 2020 Plan (as discussed more fully below); however, this timeline is simply an estimate used by us to determine the number of new shares to ask our stockholders to approve and future circumstances may require us to change our anticipated equity grant practices. Such future circumstances include the price of our common stock, award amounts and types provided by our competitors, and hiring activity during the next several years.

Our directors and executive officers have an interest in the amendment of the 2020 Plan because they are eligible for awards under the 2020 Plan.

The Board believes that the 2020 Plan is vital to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

27

Request for Additional Shares and Dilution

We manage our long-term shareholder dilution, in part, by controlling the number of equity incentive awards granted annually. The Compensation Committee carefully monitors our annual net burn rate, total dilution, and equity expense in order to maximize shareholder value by granting what it believes are an appropriate number of equity incentive awards to attract, reward, and retain employees. Burn rate is a measure of the speed at which companies use shares available for grant under their equity compensation plans and is an important factor for investors concerned about shareholder dilution. The burn rate is defined as, in a given fiscal year, the number of equity shares granted subject to time-based awards plus performance-based equity awards that were earned and vested, divided by the weighted average number of shares outstanding. In recommending to our stockholders to increase the number of shares to be authorized under the Plan, the Compensation Committee considered our burn rate for the past three fiscal years as shown below:

	Fiscal 2020	Fiscal 2021	Fiscal 2022
Time-based equity awards granted	4,650	3,685	3,570

Performance-based awards earned and vested	-	-	-

Weighted average common shares outstanding	164,066	246,919	301,610

Summary of the 2020 Equity Incentive Plan

The 2020 Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), and performance share awards to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by either the board of directors of the Company or if so authorized by the board of directors, the Compensation Committee (the “Committee”) of the Board of Directors. Under the 2020 Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 19,025 shares of common stock, which includes 25 shares that have been rolled over from our 2012 Plan. In addition, 4 shares that were subject to outstanding awards under our 2012 Plan were forfeited or reacquired by the Company due to termination or cancellation of the awards and are now part of the total number of shares of common stock permitted to be granted under the 2020 Plan. For stock options and SARs, the aggregate number of shares with respect to which such awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2020 Plan. If awards under the 2020 Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the 2020 Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the 2020 Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld, or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

Administration

The 2020 Plan is to be administered by the Committee, or in the board of director’s sole discretion, by the board of directors.

Subject to the express provisions of the 2020 Plan, the Committee has authority to administer and interpret the 2020 Plan, including the authority to determine who is eligible to participate in the 2020 Plan and to whom and when awards are granted under the 2020 Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2020 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2020 Plan.

Eligibility

Participants under the 2020 Plan are limited to employees, officers, non-employee directors, and consultants providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended.

28

General Terms and Conditions of Awards

Nonqualified Stock Options

The Committee may grant nonqualified stock options under the 2020 Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) in the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Except in limited circumstances, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the 2020 Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

Incentive Stock Options

The Committee may grant incentive stock options under the 2020 Plan which meet the requirements of section 422 of the Code. Under the 2020 Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the 2020 Plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The committee may grant SARs under the 2020 Plan. Subject to the express provisions of the 2020 Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2020 Plan will be determined by the Committee. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock or restricted stock units under the 2020 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For example, awards may, at the Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (including goals specific to the participant’s individual performance, other than performance of service alone) is generally referred to as a performance share or performance share unit award.

29

Any restricted stock granted under the 2020 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered.

Corporate Transactions

In the event of any Change-in-Control Event (as defined in the 2020 Plan), reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, all outstanding options and SARs shall become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock awards or restricted stock units. Further, with respect to performance share awards and cash awards, in the event of a Change-in-Control, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

Amendment and Termination

No awards may be granted pursuant to the 2020 Plan after the ten-year anniversary of the effective date of the 2020 Plan which, if the shareholders approve the amendment and restatement of the 2020 Plan, will be April 21, 2030.

The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the 2020 Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. However, the Committee reserves the right to reprice any previously granted “underwater” option or SAR by (i) lowering the exercise price, (ii) canceling the underwater option or SAR and granting a substitute award, or (iii) repurchasing the underwater option or SAR.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2020 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2020 Plan, including state, local or foreign tax consequences.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

30

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

31

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Code Section 409A of the Internal Revenue Code

The Committee intends to administer and interpret the 2020 Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to 83(b) of the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, will be determined as of the end of that period.

32

Forfeiture of Awards

The Committee may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the participant, a termination of the participant’s continuous service for cause, or other conduct by the participant that is detrimental to the business or reputation of the Company.

Historical Awards under the 2020 Plan

The following table sets forth information with respect to restricted stock, restricted stock units and stock options granted pursuant to the current version of the 2020 Plan to our named executive officers, the director nominees and the other groups set forth below as of December 31, 2022.

Name and Principal Position	Stock, RSUs and Options Granted
B. Sonny Bal, M.D.	2,285
Chairman of the Board of Directors, President and Chief Executive Officer

David O’Brien	2,175
Executive Vice President and Chief Operating Officer

B. Sonny Bal, M.D.	2,285
Director Nominee

Jeffrey White	900
Director Nominee

All named-executive officers as a group (2 persons)	4,460

All non-executive directors as a group (4 persons)	3,550

All nominees for election as a director as a group (2 persons)	3,185

All employees (other than named executive officers) as a group (21 persons)	2,319

Vote Required

The proposal to approve an amendment to our 2020 Plan to increase the number of shares of common stock of the Company authorized for issuance under all awards under such plan will be approved if the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting vote in the affirmative (FOR) to approve Proposal No. 4. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

33

PROPOSAL NO. 5:

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals. If this Proposal is approved, the meeting could be successively adjourned to any date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing Proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

The Board of Directors recommends that stockholders vote for adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that may come before the annual meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the annual meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ B. Sonny Bal
B. Sonny Bal, MD
Chief Executive Officer

October 26, 2023

34

Appendix A

SINTX TECHNOLOGIES, INC.

2020 EQUITY INCENTIVE PLAN

As adopted by the Board of Directors of SINTX Technologies, Inc. on April 21, 2020.

As approved by the shareholders of SINTX Technologies, Inc. on August 13, 2020.

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the SINTX Technologies, Inc. 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable SINTX Technologies, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, including Restricted Stock Units , (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or any Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

“Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

2

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means SINTX Technologies, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

3

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

4

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

5

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this SINTX Technologies, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

6

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee, if so appointed by the Board, shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

7

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

(p) To modify the purchase price or the exercise price of any outstanding Award.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

8

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the 2012 Equity Incentive Plan that expires, terminates or is canceled or forfeited under the terms of the 2012 Equity Incentive Plan shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

9

4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

10

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

11

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

12

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

13

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free Standing Right shall be determined by the Committee. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

14

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

15

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

16

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

17

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4 Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

18

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the [minimum/maximum] amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

19

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

20

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

21

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.4 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

22

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14 Expenses. The costs of administering the Plan shall be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

23

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a Stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on the date that is ten (10) years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

24

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SINT2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V25172-P99408 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SINTX TECHNOLOGIES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4 AND 5.

1. To elect two (2) Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2026 or until his respective successor is elected and qualified:

Nominees:	For	Withhold
1a. *B. Sonny Bal, M.D.*	☐	☐
1b. *Jeffrey S. White*	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4 and 5.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on December 5, 2023:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at www.proxyvote.com.

V25173-P99408

SINTX TECHNOLOGIES, INC.
Annual Meeting of Stockholders
December 5, 2023 10:30 am MT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Sonny Bal, CEO and David O'Brien, COO, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SINTX TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 am MT on December 5, 2023, virtually at www.virtualshareholdermeeting.com/SINT2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side